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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K
                                 Current Report

                            ------------------------

                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported) October 23, 2002

                            ------------------------

                                GATX Corporation
             (Exact Name of Registrant as Specified in its Charter)



          New York                       1-2328                36-1124040
(State or other jurisdiction        (Commission file        (I.R.S. employer
     of incorporation)                   number)          identification number)



                             500 West Monroe Street,
                          Chicago, Illinois 60661-3676
                    (Address of principal executive offices)

        Registrant's telephone number, including area code (312) 621-6200

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ITEM 5.  OTHER EVENTS

ON OCTOBER 23, 2002, GATX CORPORATION ISSUED THE FOLLOWING PRESS RELEASE:

GATX RAIL INITIATES NEW RAILCAR ORDER PROGRAM

         CHICAGO, October 23 --GATX Rail today announced that it has initiated the first phase of a committed railcar purchase program, under which it will acquire up to 7,500 newly manufactured railcars over the next five years. GATX Rail expects that this program will provide high quality, modern railcars to meet the needs of its customers and to replace cars retired from its existing fleet.

         As part of the first phase of the purchase program, GATX Rail has signed a supply agreement with Union Tank Car Company. Under the terms of the agreement, Union Tank Car will supply GATX Rail with 2,500 tankcars, configured according to strict GATX Rail specifications, delivering evenly over the next five years.

         David M. Edwards, president of GATX Rail, stated, "This long-term purchase program highlights our commitment to the North American rail market and to our customers. Although current market conditions remain challenging, we believe that initiating a new purchase program at this time will enable GATX Rail to acquire new railcars at very attractive pricing while maintaining flexibility to meet customer needs for modern, high-capacity railcars on a long-term basis."

         Clifford J. Porzenheim, senior vice president of fleet management at GATX Rail, stated, "We are delighted to add Union Tank Car as a supplier of new railcars. GATX Rail provides North America's largest, most diverse fleet of tankcars to its customers, and the addition of a high quality supplier such as Union Tank Car enhances the capability and flexibility of GATX Rail's fleet."

         GATX Rail is continuing discussions with other railcar manufacturers regarding supply agreements covering the balance of the program.


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Page 2

GATX RAIL

GATX Rail is a division of GATX Financial Corporation, a wholly owned subsidiary of GATX Corporation (NYSE: GMT). GATX is a specialized finance and leasing company combining asset knowledge and services, structuring expertise, partnering and risk capital to serve customers and partners worldwide. GATX specializes in railcar and locomotive leasing, aircraft operating leasing, information technology leasing, venture finance and diversified finance.

FOR FURTHER INFORMATION CONTACT:

Robert C. Lyons
GATX Corporation
312-621-6633

Investor, corporate, financial, historical financial, photographic and news release information may be found at www.gatx.com.




(10-23-02)



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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                                  GATX CORPORATION
                                          ----------------------------------
                                                    (Registrant)

                                                  /s/ Brian Kenney
                                          ----------------------------------
                                                  Brian A. Kenney
                                              Senior Vice President and
                                               Chief Financial Officer
                                              (Duly Authorized Officer)



Date:  October 24, 2002